Exhibit 99.1

2007 Consumer Analyst Group of New York Conference

C. Larry Pope

President and Chief Executive Officer

Smithfield Foods, Inc.

February 21, 2007

Safe Harbor Statement

This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking information includes statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and other strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs and cattle, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, the Company’s ability to balance capacity versus market demand, the effect of investments in additional beef processing, the timing and extent to which beef export markets are reopened, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, access to capital, the investment performance of the Company’s pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2006 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed, or implied, by the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performances, unless expressed as such, and should only be viewed as historical data.

Agenda

• Profile

– See Appendix

• Frequently Asked Questions

– What are your core strategies?

– Why are you making all of these recent investments and acquisitions?

– How do these investments ultimately benefit the strategy and the shareholders?

– Can you manage all of this growth and make it pay off?

– How about the recent challenges to the business like $4.00 corn?

– Why should I own Smithfield instead of something else?

What are your core strategies?

Core Strategies

• Capitalize on our vertically integrated protein model

• Evolve packaged and branded meats to deliver higher profits

• Utilize our raw materials internally

Core Strategies

• Over time, become a larger multi-species player

• Arbitrage fresh meat to meet international opportunities

• Use an independent operating company structure to leverage entrepreneurial approach to the markets

Why are you making all of these recent investments and acquisitions?

Why Cook’s + Armour/Eckrich?

• Expands core packaged meats business

• Extends utilization of pork bellies and hams internally

• Increases market position in branded packaged meats

Why Butterball?

• Synergies with existing turkey business and moves us to #1 in turkeys with #1 brand name

• Extends vertical integration strategy

• Increases our position as a multi-species player

Why Sara Lee European Meats (Groupe Smithfield)?

• Substantially increases our packaged and branded meats market share in Western Europe

• Dramatically upgrades branded positioning

• Creates significant synergies with our existing European operations

• Extends arbitrage strategy into Western Europe

Why Premium Standard Farms?

• Helps to secure a long-term, stable, high quality source of raw materials for our Midwest operations

• Extends vertical integration strategy in the U.S.

• Provides us with a process verified certification platform, with high end, niche retail, packaged meats and export customers

• Allows us to match raw material supply to expanded packaged meats business

Why Romania?

• A vertically integrated business model

• Revitalize the hog industry in a country that currently imports over 50% of meat consumed

• Significant cost advantages vs. Western Europe

• Recent EU accession

Why Beef Plant?

• Provides strong synergies with our regional feedlot holdings

• Capitalizes on source verification programs with major foodservice and retailers through use of our feedlot system

• Provides us with a state-of-the-art plant with strong efficiencies

• Allows us to become a larger multi-species player

How do these investments ultimately benefit the strategy and the shareholders?

Benefits of Vertical Integration Model

• Provides stable supply of consistent raw materials

• Matches raw material to consumer demand

• Produces more consistent, stable earnings and cash flow

Benefits of Vertical Integration Model

(in millions)

700 600 500 400 300 200 100 0 -100 -200

$41.67 266.6 148.0 FY2002 $32.94 -108.4 178.1 FY2003 $41.68 125.7 213.1 FY2004

$54.04 480.9 166.8 FY2005 $46.15 330.0 153.0 FY2006 $60.00 $50.00 $40.00

$30.00 $20.00 $10.00 $0.00 (per cwt)

Pork Operating Profit HP Operating Profit Average Market Live Hog Price

Market Leader

Smithfield Foods Brands by Region

Bacon

Central

Lb. Share – 23%

Rank #1

Distribution – 100%

North East

Lb. Share – 12%

Rank #2

Distribution – 96%

South

Lb. Share – 21%

Rank #1

Distribution – 100%

West

Lb. Share – 9%

Rank #4

Distribution – 100%

Source: AC Nielsen 52 weeks ending 12/30/06

Market

Leader Smithfield Foods Brands by Region

Smoked Meats

Central

Lb. Share – 54%

Rank #1

Distribution – 87%

North East

Lb. Share – 53%

Rank #1

Distribution – 90%

South

Lb. Share – 56%

Rank #1

Distribution – 95%

West

Lb. Share – 32%

Rank #1

Distribution – 93%

Source: Fresh Look 52 weeks ending 12/31/06

Utilize Raw Materials Internally

120% 100% 80% 60% 40% 20% 0%

Net Buyer Net Buyer

104% 17% 87% 111% 7% 22% 82%

Bacon

Hams

Base Business (2005)

Add: Cook’s

Add: Armour/Eckrich

Potential to Improve Processing Margins

$0.14 $0.12 $0.10 $0.08 $0.06 $0.04 $0.02 $0.00

$.04-.07/lb. $.03-.05/lb. $.09-.12/lb. $.05/lb. $.03-.05/lb.

$.01-.02/lb. $.01-.02/lb. $.01-.02/lb.

Fresh Meat Traditional Products1 Convenience Products2

Fresh Meat

Traditional Products1

Convenience Products2

¹ Traditional products – sausage, smoked hams, raw bacon and hot dogs

² Convenience products – pre-cooked bacon, pre-cooked sausage, pre-cooked ribs, pre-cooked and pre-sliced hams and dry sausage

Ability To Be A Significant Player In Europe

Groupe Smithfield Total Sales1: €1.4 billion

Netherlands

Meester Stegeman

Sales: €240 million

Products: Cooked

Ham, Dry Ham

United Kingdom

Germany

Poland

Romania

Belgium

Imperial Meat Products

Sales: €200 million

Products: Cooked Ham,

Dry Ham

France

Groupe Jean Caby

Sales: €294 million

Products: Cooked Ham,

Cocktail Sausage

Aoste

Sales: €600 million

Products: Dry Ham,

Dry Sausage

Total= €894 million

Portugal

Nobre

Sales: €80 million

Products: Cooked ham, Dry Ham Italy Spain Key: Current Operations Sara Lee European Meats

1 Sara Lee European Meats total sales=€1.1 billion; Groupe Jean Caby sales= €294 million

Provides Significant Scale and Market Share for Packaged Meats

• 3 billion-pound base of business to leverage upon

• Provides the opportunity to reposition brands up the value scale

• 1% margin improvement equates to $50 million in pre-tax profits

• Regional brand strategy allows us to take advantage of regional preferences, both domestically and internationally, while limiting the impact of a single adverse event

Can you manage all of this growth and make it pay off?

Management of Acquisitions: A History of Success

Company

Purchase Date

Purchase Price

Historical Annual Avg. EBITDA1

EBITDA Multiple1

John Morrell & Co.

FY96

$58 MM

$66.2 MM

0.9

Schneider Corporation

FY99

$70 MM

$22.2 MM

3.1

Carroll’s Foods/Murphy Farms

FY00

$366 MM

$172.6 MM

2.1

Packerland Processing, Inc.

FY02

$203 MM

$67.1 MM

3.0

Farmland Foods, Inc.

FY04

$377 MM

$103.4 MM

3.6

1 See EBITDA reconciliation at Note I

Recent Acquisitions

Company

Smithfield Share of Purchase Price

Cook’s + Armour/Eckrich

$498 MM

Butterball

$174 MM

Sara Lee European Meats

(new Groupe Smithfield)

$184 MM

Total purchase price

$856 MM

5x=

$171 MM EBITDA

4x=

$214 MM EBITDA

3x=

$285 MM EBITDA

Can we repeat the success of the past and deliver strong EBITDA again?

Future Growth

Company

Estimated Investment

Premium Standard Farms

$810 MM

Romania

$700-800 MM

New Beef Plant

$100 MM

Total estimated investment

$1.6-1.7 billion

Can we make it work?

How about the recent challenges to the business like $4.00 corn?

Challenges

• Corn – We have strong feed conversions in our raising operations, which is a competitive advantage. It will impact us less than the rest.

• Beef processing margins – Remain tough, but our results have been better than the industry. We have remained marginally profitable. We have product that qualifies as source and age-verified to be shipped to Japan.

• EU trade barriers – These barriers will always exist; however, we are already inside the EU. We also own two of only three EU-approved hog processing plants in the U.S. authorized to export to the EU. We can work from both sides.

• Societal issues – Will always be an issue. We just announced a 10 year program to move away from sow gestation crates. Vertically integrated operations can respond.

Why should I own Smithfield instead of something else?

The Smithfield Advantage

• Independent operating company structure that allows us to take advantage of the entrepreneurial spirit and regional opportunities while achieving the benefits of a global operation

• Lean corporate structure that maximizes earnings potential of independent operating companies

• Vertically integrated, multi-legged stool including live production (pork, beef and turkey), fresh meat, packaged meats and international operations that help lessen the volatility of the earnings stream

The Smithfield Advantage

• Large base of recognized national and regional brands that provide protection against an adverse event from jeopardizing the total company

• Extremely large distribution system that provides access to all channels of distribution, both retail and foodservice, across the U.S. and increasingly across much of Eastern and Western Europe

• Highly competitive cost structure that is focused on controlling operating costs at the manufacturing level to maintain competitive advantage and long-term viability

The Smithfield Advantage

• Management team with a long history of successfully integrating both large and small acquisitions into immediately accretive operations

• Management team adept at managing during difficult times to achieve higher levels of profitability in good times

• Management team with a proven track record of delivering consistently superior returns for more than 30 years

Appendix

Profile

Smithfield At A Glance

Smithfield
FY 2006 Sales[1]: $11.4Bn
FY 2006 Op. Profit: $420.8MM

Pork Segment	Beef Segment	Int'l Segment	Hog Production Segment	Other Segment
Sales: $7.3Bn	Sales: $2.6Bn	Sales: $1.1Bn	Sales: $1.8Bn	Sales: $0.1Bn
Op. Profit: $153MM	Op. Profit: $(3)MM	Op. Profit: $(16)MM	Op. Profit: $330MM	Op. Profit: $36MM

Pork Segment

- World's largest pork processor
- Annually processes 26 million hogs, representing 26% of the U.S. market
- 50% of revenues derived from packaged meats
- Sold approximately 3.5 billion pounds of fresh pork in fiscal 2006
- Sold approximately 2.4 billion pounds of packaged meats products in fiscal 2006

Beef Segment

- Fifth largest beef processor in the U.S.
- 50% partner to the largest cattle feeder in the U.S.
- Processes approximately 2 million cattle annually, representing 6% of the U.S. market
- Sold approximately 1.4 billion pounds of beef in fiscal 2006

Int'l Segment

- Subsidiaries in Poland, Romania and the United Kingdom
- Joint ventures or major investments in Mexico, Spain, China and Romania
- Groupe Smithfield (former Sara Lee European Meats) locations in Belgium, France, Germany, The Netherlands, Portugal, and the United Kingdom[2]

Hog Production Segment

- World's largest hog producer
- Raises 14 million market hogs domestically each year for a 13% U.S. market share

Other Segment

- Mainly comprised of turkey production operations
- Alternative fuels subsidiary

[1] Excludes intersegment sales
[2] Acquired in fiscal 2007

36

Smithfield

Market Leader

Hog Production (number of sows)

Four producers each have approximately 2%

share 9%

PSF 4%

Prestage Farms1 2%

Seaboard Farms 4%

13%

Other 68%

1 Approximately 78% of Prestage Farms’ hogs are sold to Smithfield Foods, Inc. under long-term contract.

Source: United States Industry Data Successful Farming

Market Leader

Pork Processing (% of hogs processed)

Excel 9%

26%

Swift 11%

PSF 5%

Tyson 19%

Hormel 7%

Other 23%

Source: United States Industry Data Successful Farming

Market Leader

Beef Processing (% of cattle processed)

Other 11%

6%

NBF 8%

Excel 23%

Swift 22%

Tyson 30%

Source: United States Industry Data Successful Farming

Market Leader

Turkey Processing (% of turkeys processed)

Other 41%

Cargill 14%

Sara Lee 4%

Jennie-O 19%

/Butterball LLC 22%

Source: United States Industry Data Successful Farming

Proven Management Team Joseph W. Luter, III Chairman Smithfield Foods, Inc.

40 Years in the Industry 40 Years at Smithfield

Robert W. Manly Executive VP Smithfield Foods, Inc. 29 Years in the Industry 10 Years at Smithfield

Jerry Godwin President and COO Murphy-Brown, LLC 11 Years in the Industry 6 Years at Smithfield

C. Larry Pope President and CEO Smithfield Foods, Inc.

26 Years in the Industry 26 Years at Smithfield

George Richter President and COO Farmland Foods 35 Years in the Industry 3 Years at Smithfield

Richard V. Vesta President and CEO Smithfield Beef Group

38 Years in the Industry 5 Years at Smithfield

Joseph Sebring President and COO John Morrell & Co.

30 Years in the Industry 10 Years at Smithfield

Joseph Luter, IV President Smithfield Packing Co.

13 Years in the Industry 1

3 Years at Smithfield

Management of Acquisitions: A History of Success – Note I

John Morrell 3 Yr. Average Schneider Corporation 3 Yr. Average Carroll’s/Murphy 2.5 Yr. Average (in millions) FY 1997 FY 1998 FY 1999 FY 2000 FY 2001 FY 2002 FY 2000 FY 2001 FY 2002 Net Income $19.4 $30.7 $47.2 $32.4 $7.6 $9.3 $5.6 $7.5 $23.0 $85.1

$82.4 $76.2 Add: Interest 1.2 1.1 1.0 1.1 2.8 4.7 3.5 3.7 26.1 11.3 6.3 17.5 Taxes 12.9 20.5 31.4 21.6 4.9 4.3 3.2 4.1 15.4 56.8 55.0 50.8

Depreciation & Amortization 9.6 11.2 12.5 11.1 5.6 6.5 8.7 6.9 19.5 27.1 23.4 28.0 EBITDA $43.1 $63.5 $92.1 $66.2 $20.9 $24.8

$21.0 $22.2 $84.0 $180.3 $167.1 $172.6 Purchase Price $58.0 $70.0 $366.0 EBITDA Multiple (Purchase Price/EBITDA) 0.9 3.1 2.1 Packerland

2.5 Yr. Average Farmland 2.5 Yr. Average FY 2002 FY 2003 FY 2004 FY 2004 FY 2005 FY 2006 Net Income $5.8 $30.5 $37.6

$29.6 $29.3 $30.1 $44.8 $41.7 Add: Interest 3.5 6.7 7.9 7.2 5.1 10.3 9.2 9.8 Taxes 3.8 20.3 25.0 19.6 19.5 20.1 29.8 27.8 Depreciation & Amortization 4.9 10.5 11.2 10.6 11.4 23.4 25.5 24.1 EBITDA $18.0 $68.0 $81.7 $67.1 $65.3 $83.9 $109.3 $103.4 Purchase Price $203.0 $377.0

EBITDA Multiple (Purchase Price/EBITDA) 3.0 3.6

Additional Information

Smithfield may file a registration statement (including a prospectus) with the SEC for an offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the company will arrange to send you the prospectus after filing if you request it by calling toll-free 1-888-366-6767.

In connection with the proposed merger transaction involving Smithfield, Premium Standard Farms, Inc. (“PSF”) and KC2 Merger Sub, Inc., Smithfield has filed with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus for the stockholders of PSF and each of Smithfield and PSF may be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, AS WELL AS THE OTHER DOCUMENTS REFERRED TO IN THE PROXY STATEMENT/PROSPECTUS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement/prospectus has been mailed to PSF’s stockholders. Stockholders may obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Smithfield and PSF, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Smithfield Foods, Inc., 200 Commerce Street, Smithfield, Virginia 23430, Attention: Investor Relations (212) 758-2100, or to PSF, 805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri 64105 Attention: Investor Relations (816) 472-7675.

Smithfield, PSF and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Smithfield’s directors and executive officers is available in Smithfield’s proxy statement for its 2006 annual meeting of stockholders and Smithfield’s 2006 Annual Report on Form 10-K, which were filed with the SEC on July 31, 2006 and June 30, 2006, respectively, and information regarding PSF’s directors and executive officers is available in PSF’s proxy statement for its 2006 annual meeting of stockholders and PSF’s 2006 Annual Report on Form 10-K, which were filed with the SEC on July 21, 2006 and May 31, 2006, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus filed with the SEC.

February 2007